BLACKROCK FUNDSSM

Supplement Dated October 31, 2008
to the Prospectuses of the BlackRock Equity Portfolios,
each dated January 31, 2008

BlackRock U.S. Opportunities Portfolio

Effective October 1, 2008, the name of the benchmark for the fund has been changed from “S&P/Citigroup Extended Market Index U.S.” to “S&P U.S. MidSmall Cap Index”. The index name change reflects modest alterations to the index’s market capitalization definition, but will not affect how the fund is managed. All references to “S&P/Citigroup Extended Market Index U.S.” found in each Prospectus shall hereby be changed to “S&P U.S. MidSmall Cap Index”.

Each Prospectus is amended as follows:

The entry “S&P/Citigroup Extended Market Index U.S.” under “Important Definitions” is deleted in its entirety and replaced with the following:

S&P U.S. MidSmall Cap Index: The S&P U.S. MidSmall Cap Index is an unmanaged index comprised of smaller-capitalization U.S. stocks representing the bottom 30% of available market capital, with a minimum market capitalization of at least $100 million.

BlackRock Global Opportunities Portfolio

Effective October 1, 2008, the name of the benchmark for the fund has been changed from “S&P/Citigroup Global Broad Market Index” to “S&P Global Broad Market Index (BMI)”. All references to “S&P/Citigroup Global Broad Market Index” found in each Prospectus shall hereby be changed to “S&P Global Broad Market Index (BMI)”.

Each Prospectus is amended as follows:

The entry “S&P/Citigroup Global Broad Market Index” under “Important Definitions” is deleted in its entirety and replaced with the following:

S&P Global Broad Market Index: The S&P Global Broad Market Index (BMI) is a comprehensive, rules-based index designed to measure global stock market performance. The index covers all publicly listed equities with float-adjusted market values of US$ 100 million or more and annual dollar value traded of at least US$ 50 million in all included countries. The BMI is segmented into two size components: the S&P LargeMidCap Index and the S&P SmallCap Index.

BlackRock International Opportunities Portfolio

Effective October 1, 2008, the name of the benchmark for the fund has been changed from “S&P/Citigroup Broad Market Index Global Ex-U.S.” to “S&P Global Ex-U.S. Broad Market Index (BMI)”. All references to “S&P/Citigroup Broad Market Index Global Ex-U.S.” found in each Prospectus shall hereby be changed to “S&P Global Ex-U.S. Broad Market Index (BMI)”.

Each Prospectus is amended as follows:

The entry “S&P/Citigroup Broad Market Index Global Ex-U.S.” under “Important Definitions” is deleted in its entirety and replaced with the following:

S&P Global Ex-U.S. Broad Market Index: The S&P Global Ex-U.S. Broad Market Index (BMI) is an available market capitalization weighted equity index made up of 52 global developed and emerging markets, not including the U.S. The BMI is segmented into two size components: the S&P LargeMidCap Index and the S&P SmallCap Index.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS
FOR FUTURE REFERENCE

Code: #PRO-EQ-SUP-1108